Exhibit 99.1

Lesaka's Q1 FY2026 Results: Lesaka achieves Q1 FY2026 guidance and reaffirms FY2026 outlook

JOHANNESBURG, November 5, 2025 - Lesaka Technologies, Inc. (Nasdaq: LSAK; JSE: LSK) today released results for the first quarter of fiscal 2026 ("Q1 2026").

Q1 2026 performance1:

All growth rates are year-on-year between Q1 FY2026 and Q1 FY2025.

  Revenue of $171.5 million (ZAR 3.0 billion) up 10% in ZAR.
  Net Revenue2 of $86.6 million (ZAR 1.5 billion), up 45% in ZAR.
  Operating Income of $0.4 million (ZAR 6.7 million), improved from a loss of $0.1 million (ZAR 0.3 million).
  Net Loss of $4.3 million (ZAR 75.9 million), improved 6% in ZAR.
  Group Adjusted EBITDA2 of $15.3 million (ZAR 270.6 million), up 61% in ZAR, achieving guidance provided.
  Basic loss per share of $0.05 (ZAR 0.93), improving 26% in ZAR.
  Adjusted earnings2 of $5.0 million (ZAR 87.3 million), up 150% in ZAR.
  Adjusted earnings per share2 of $0.06 (ZAR 1.07), up 97% in ZAR.
  Merchant Segment Revenue of $127.0 million (ZAR 2.2 billion). Merchant Segment Net Revenue2 of $44.4 million (ZAR 782.8 million), up 43% in ZAR. Merchant Segment Adjusted EBITDA2 of $9.2 million (ZAR 162.1 million), up 20% in ZAR.
  Consumer Segment Revenue of $30.6 million (ZAR 539.0 million), up 43% in ZAR. Consumer Segment Adjusted EBITDA2 of $8.5 million (ZAR 149.7 million), up 90% in ZAR.
  Enterprise Segment Revenue of $14.9 million (ZAR 261.9 million). Enterprise Segment Net Revenue2 of $12.6 million (ZAR 221.6 million), up 19% in ZAR. Enterprise Segment Adjusted EBITDA2 of $1.3 million (ZAR 22.4 million), up 241% in ZAR.

(1) Average exchange rates applicable for the purpose of translating our results of operations: ZAR 17.67 to $1 for Q1 2026, ZAR 17.72 to $1 for Q1 2025.

(2) Non-GAAP measure. Refer to Attachment A of press release for full reconciliation of non-GAAP measures.

Outlook: Second Quarter 2026 ("Q2 FY2026") and Full Fiscal Year 2026 ("FY 2026") guidance

While we report our financial results in USD, we measure our operating performance in ZAR, and as such we provide our guidance accordingly.

For Q2 FY2026, the quarter ending December 31, 2025, we expect:

  Net Revenue between ZAR 1.575 billion and ZAR 1.725 billion.
  Group Adjusted EBITDA between ZAR 280 million and ZAR 320 million

For FY2026, the year ending June 30, 2026, we reaffirm:

  Net Revenue between ZAR 6.4 billion and ZAR 6.9 billion
  Group Adjusted EBITDA between ZAR 1.25 billion and ZAR 1.45 billion
  Net Income Attributable to Lesaka to be positive.
  Adjusted earnings per share of at least ZAR 4.60, implying a year-on-year growth of greater than 100%.

Our FY2026 guidance excludes the impact of the announced acquisition of Bank Zero (which is subject to regulatory approvals and other customary closing conditions) and any unannounced mergers and acquisitions that we may conclude.

Management has provided its outlook regarding Net Revenue, Group Adjusted EBITDA and Adjusted earnings per share, which are non-GAAP financial measures and excludes certain revenue and charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the control of Lesaka and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measure are not available without unreasonable effort.

Earnings Presentation for Q1 FY2026 Results

Our earnings presentation will be posted to the Investor Relations page of our website prior to our earnings call.

Webcast Registration

Link to access the results webcast: https://www.corpcam.com/Lesaka06112025

Participants using the webcast will be able to submit questions during the live Question and Answer session. Link to conference call dial-in registration via Chorus Call: https://services.choruscall.eu/DiamondPassRegistration/register?confirmationNumber=5108813&linkSecurityString=c4c5181c7

Dial in details and individual pin to be provided on registration. Participants using the conference call dial-in will be able to ask their questions during the live Question and Answer session

Following the presentation, an archived version of the webcast will be provided on Lesaka's Investor Relations website.

Use of Non-GAAP Measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of Group Adjusted EBITDA, Net Revenue, Adjusted Earnings, Adjusted Earnings per Share, and headline (loss) earnings per share are non-GAAP measures. Refer to Attachment A for a reconciliation of these non-GAAP measures.

Non-GAAP Measures

Group Adjusted EBITDA

Group Adjusted EBITDA is net loss before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on impairment/ disposal of equity-accounted investments), impairment loss, loss from equity-accounted investments, stock-based compensation charges and once-off items. Once-off items represent non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Net Revenue

Net revenue is a non-GAAP financial measure. Revenue is the financial measure calculated in accordance with GAAP that is most directly comparable to net revenue. We generate revenue from the provision of transaction-processing services through our various platforms and service offerings. We use these platforms to (a) sell prepaid airtime vouchers ("Pinned Airtime")  which was held as inventory, and (b) distribute pre-paid solutions including prepaid airtime vouchers (which we do not hold as inventory) ("Pinless Airtime"), prepaid electricity, gaming vouchers, and other products, to users of our platforms. We act as a principal when we sell Pinned Airtime that were held as inventory and record revenue and cost of sales on a gross basis when sold. We act as an agent in a transaction when we provide pre-paid solutions through our various platforms and services offerings because we do not control the good or service to be provided and we recognize revenue based on the amount that we are contractually entitled to receive for performing the distribution service on behalf of our customers using our platform. Our revenue under GAAP can fluctuate materially due to changes in the revenue mix between these revenue categories. Net Revenue is a non-GAAP measure and is calculated as revenue presented under GAAP less (i) the cost of Pinned Airtime sold by us, and (ii) commissions paid to third parties selling all other agency-based pre-paid solutions (including Pinless Airtime, electricity and other products) provided through our distribution channels. We believe that the use of Net Revenue is meaningful to users of financial information because it seeks to eliminate the impact of the change in the revenue mix from the revenue categories over the periods presented.

Adjusted earnings and Adjusted earnings per share

Adjusted earnings and Adjusted earnings per share is GAAP net loss and loss per share adjusted for the amortization of acquisition-related intangible assets (net of deferred taxes), stock-based compensation charges, and unusual non-recurring items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Adjusted earnings and Adjusted earnings per share for fiscal 2026 also includes adjustments related to the loss on impairment of equity-accounted investments and intangible asset amortization, net related to non-controlling interests.

Adjusted earnings and Adjusted earnings per share for fiscal 2025 also includes an adjustment for deferred tax adjustments to the valuation allowance for a subsidiary which released its valuation allowance related to net operating losses in full during Q4 2025.

Management believes that the Group Adjusted EBITDA, Adjusted earnings and Adjusted earnings per share metrics enhance its own evaluation, as well as an investor's understanding of our financial performance. Attachment A presents the reconciliation between GAAP net loss attributable to Lesaka and these non-GAAP measures.

Headline (loss) earnings per share ("H(L)EPS")

The inclusion of H(L)EPS in this press release is a requirement of our listing on the JSE. H(L)EPS basic and diluted is calculated using net (loss) income which has been determined based on GAAP. Accordingly, this may differ to the headline (loss) earnings per share calculation of other companies listed on the JSE as these companies may report their financial results under a different financial reporting framework, including but not limited to, International Financial Reporting Standards.

H(L)EPS basic and diluted is calculated as GAAP net (loss) income adjusted for the loss on sale of equity-accounted investments, impairment losses related to our equity-accounted investments, impairment losses and (profit) loss on sale of property, plant and equipment. Attachment C presents the reconciliation between our net (loss) income used to calculate (loss) earnings per share basic and diluted and H(L)EPS basic and diluted and the calculation of the denominator for headline diluted (loss) earnings per share.

About Lesaka Technologies Inc. (www.lesakatech.com)

Lesaka operates a South African fintech company driven by a purpose to provide financial services, software and other business services to Southern Africa's underserviced consumers and merchants. We offer an integrated and holistic multiproduct platform that provides transactional accounts, lending, insurance, merchant acquiring, cash management, software and Alternative Digital Products ("ADP"). We provide targeted solutions and integrations to facilitate payments between consumers, merchants, and enterprises. By providing a full-service fintech platform in our connected ecosystem, we facilitate the digitization of commerce in our markets.

Lesaka has a primary listing on NASDAQ (NASDAQ:LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesakatech.com for additional information about Lesaka.

Forward-Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "could," "would," "may," "will," "intends," "outlook," "focus," "seek," "potential," "mission," "continue," "goal," "target," "objective," derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future financial results and future financing and business opportunities are forward-looking statements. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in our Form 10-K for the fiscal year ended June 30, 2025, as filed with the SEC, as well as other documents we have filed or will file with the SEC. We assume no obligation to update the information in this press release, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Investor Relations and Media Relations Contacts:

Phillipe Welthagen

Email: phillipe.welthagen@lesakatech.com

Mobile: +27 84 512 5393

Idris Dungarwalla

Email: idris.dungarwalla@lesakatech.com

Mobile: +44 786 225 4852

Akash Dowra

Email: akash.dowra@lesaktech.com

Mobile: +27 83 235 9750

Media Relations Contact:

Ian Harrison

Email: Ian@thenielsennetwork.com

Lesaka Technologies, Inc.

Attachment A

Reconciliation of GAAP loss attributable to Lesaka to Group Adjusted EBITDA loss:

Three months ended September 30, 2025 and 2024 and June 30, 2025

	Three months ended
	September 30,		Jun 30,
	2025	2024	2025
Loss attributable to Lesaka - GAAP	$(4,297)	$(4,542)	$(28,770)
Add net loss attributable to noncontrolling interest	117	-	178
Net loss	(4,414)	(4,542)	(28,948)
(Earnings) Loss from equity accounted investments	-	(27)	(25)

Net loss before (earnings) loss from equity-accounted investments	(4,414)	(4,569)	(28,973)
Income tax (benefit) expense	(146)	78	(8,930)
Loss before income tax expense	(4,560)	(4,491)	(37,903)
Change in fair value in equity securities	-	-	5,676
Net loss on impairment of equity-accounted investment	584	-	-
Impairment loss	-	-	18,863
Unrealized gain FV for currency adjustments	(64)	(219)	(79)
Operating loss after PPA amortization and net interest (non-GAAP)	(4,040)	(4,710)	(13,443)
PPA amortization (amortization of acquired intangible assets)	9,134	3,747	7,796
Operating income before PPA amortization after net interest (non-GAAP)	5,094	(963)	(5,647)
Interest expense	4,898	5,032	4,470
Interest income	(539)	(586)	(644)
Operating income before PPA amortization and net interest (non-GAAP)	9,453	3,483	(1,821)
Depreciation and amortization (excluding amortization of intangibles)	3,760	2,529	2,997
Interest adjustment	-	(831)	283
Stock-based compensation charges	1,861	2,377	2,032
Once-off items (refer below)	267	1,805	13,227
Group Adjusted EBITDA - Non-GAAP	$15,341	$9,363	$16,718

	Three months ended
	September 30,		Jun 30,
	2025	2024	2025
Once-off items comprises:
Transaction costs	$173	$75	$173
Transaction costs related to Adumo, Recharger and Bank Zero acquisitions	94	1,730	12,985
Indirect taxes provision release	-	-	69
Total once-off items	$267	$1,805	$13,227

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued. The transactions can span multiple quarters, for instance in fiscal 2025 we incurred transaction costs related to the acquisition of Recharger over a number of quarters, and the transactions are generally non-recurring.

June 30, 2025 and 2024

	Year ended
	June 30,
	2025	2024
	(in thousands)
Net loss attributable to Lesaka	$(87,504)	$(17,440)

(Less) Add net (loss) income attributable to non-controlling interest	(130)	-
Loss attributable to Lesaka - GAAP	$(87,634)	$(17,440)
(Earnings) Loss from equity accounted investments	(114)	1,279
Net loss before (earnings) loss from equity-accounted investments	(87,748)	(16,161)
Income tax (benefit) expense	(18,198)	3,363
Loss before income tax expense	(105,946)	(12,798)
Reversal of allowance for doubtful EMI loans receivable	-	(250)
Net (gain) loss on disposal of equity-accounted investment	161	-
Change in fair value of equity securities	59,828	-
Impairment loss	18,863	-
Unrealized (gain) loss FV for currency adjustments	23	(83)
Operating loss after PPA amortization and net interest (non-GAAP)	(27,071)	(13,131)
PPA amortization (amortization of acquired intangible assets)	21,384	14,419
Operating (loss) income before PPA amortization after net interest (non-GAAP)	(5,687)	1,288
Interest expense	21,453	18,932
Interest income	(2,596)	(2,294)
Operating (loss) income before PPA amortization and net interest (non-GAAP)	13,170	17,926
Depreciation (excluding amortization of intangibles)	12,337	9,246
Stock-based compensation charges	9,550	7,911
Interest adjustment	(2,195)	-
Once-off items (refer below)	17,826	1,853
Group Adjusted EBITDA - Non-GAAP	$50,688	$36,936

Reconciliation of Revenue under GAAP to Net Revenue: Three months ended September 30, 2025 and 2024, and three months ended June 30, 2025

	Three months ended
	September 30,		Jun 30,
	2025	2024	2025
Revenue - GAAP	$171,448	$153,568	$168,467
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(84,842)	(94,759)	(86,462)
Net Revenue (non-GAAP)	$86,606	$58,809	$82,005
Net Revenue / revenue	51%	38%	49%

Merchant segment revenue (before eliminations) - GAAP	$126,950	$123,651	$128,957
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(82,556)	(93,195)	(84,562)
Merchant Net Revenue (non-GAAP)	$44,394	$30,456	$44,395

Enterprise segment revenue (before eliminations) - GAAP	$14,853	$11,883	$12,296
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(2,286)	(1,564)	(1,900)
Merchant Net Revenue (non-GAAP)	$12,567	$10,319	$10,396

Reconciliation of GAAP net loss and loss per share, basic, to fundamental net earnings (loss) and earnings (loss) per share, basic:

Three months ended September 30, 2025 and 2024

	Net (loss) income (USD '000)		(L)PS, basic (USD)		Net (loss) income (ZAR '000)		(L)PS, basic (ZAR)
	2025	2024	2025	2024	2025	2024	2025	2024
GAAP	(4,297)	(4,542)	(0.05)	(0.07)	(75,890)	(81,023)	(0.93)	(1.26)

Intangible asset amortization, net	6,668	2,735			117,584	49,173
Stock-based compensation charge	1,861	2,377			32,762	42,691
Transaction costs	267	1,805			4,817	31,828
Net loss on impairment of equity-accounted investment	584	-			10,342	-
Amortization, net related to non-controlling interest	(134)	-			(2,361)	-
Deferred tax asset recognized	-	(437)			-	(7,774)
Adjusted	4,949	1,938	0.06	0.03	87,254	34,895	1.07	0.54

Attachment B

Unaudited Condensed Consolidated Financial Statements

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Statements of Operations

	Unaudited
	Three months ended
	September 30,
	2025	2024
	(In thousands)

REVENUE	$171,448	$153,568

EXPENSE

Cost of goods sold, IT processing, servicing and support	118,440	118,909
Selling, general and administration	39,637	26,698
Depreciation and amortization	12,894	6,276
Transaction costs related to Adumo, Recharger and Bank Zero acquisitions	94	1,730

OPERATING INCOME	383	(45)

LOSS ON IMPAIRMENT OF EQUITY-ACCOUNTED INVESTMENT	584	-

INTEREST INCOME	539	586

INTEREST EXPENSE	4,898	5,032

LOSS BEFORE INCOME TAX (BENEFIT) EXPENSE	(4,560)	(4,491)

INCOME TAX (BENEFIT) EXPENSE	(146)	78

NET LOSS BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS	(4,414)	(4,569)

EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS	-	27

NET LOSS	(4,414)	(4,542)

ADD NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	117	-

NET LOSS ATTRIBUTABLE TO LESAKA	$(4,297)	$(4,542)

Net loss per share, in United States dollars:
Basic loss attributable to Lesaka shareholders	$(0.05)	$(0.07)
Diluted loss attributable to Lesaka shareholders	$(0.05)	$(0.07)

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Statements of Cash Flows

	Unaudited
	Three months ended
	September 30,
	2025	2024
	(In thousands)

Cash flows from operating activities
Net loss	$(4,414)	$(4,542)
Depreciation and amortization	12,894	6,276
Movement in allowance for doubtful accounts receivable and finance loans receivable	2,606	1,499
Movement in interest payable	(107)	1,693
Fair value adjustment related to financial liabilities	(1)	190
Loss on impairment of equity-accounted investments	584	-
Earnings from equity-accounted investments	-	(27)
Profit on disposal of property, plant and equipment	(30)	(27)
Facility fee amortized	78	69
Stock-based compensation charge	1,861	2,377
(Increase) Decrease in accounts receivable and other receivables	(1,230)	7,692
Increase in finance loans receivable	(6,903)	(1,590)
Decrease (Increase) in inventory	5,148	(889)
Decrease in accounts payable and other payables	(594)	(17,177)
Increase in taxes payable	512	765
Decrease in deferred taxes	(1,481)	(446)
Net cash provided by (used in) operating activities	8,923	(4,137)

Cash flows from investing activities
Capital expenditures	(3,980)	(3,965)
Proceeds from disposal of property, plant and equipment	452	850
Acquisition of intangible assets	(1,139)	(173)
Net change in settlement assets	4,206	3,570
Net cash (used in) provided by investing activities	(461)	282

Cash flows from financing activities
Proceeds from bank overdraft	27,974	23,893
Repayment of bank overdraft	(40,661)	(31,028)
Long-term borrowings utilized	2,763	774
Repayment of long-term borrowings	(1,148)	(5,472)
Non-refundable deal origination fees	(33)	-
Net change in settlement obligations	(3,633)	(3,648)
Net cash used in financing activities	(14,738)	(15,481)

Effect of exchange rate changes on cash	1,921	3,226
Net decrease in cash, cash equivalents and restricted cash	(4,355)	(16,110)
Cash, cash equivalents and restricted cash - beginning of period	76,639	65,919
Cash, cash equivalents and restricted cash - end of period	$72,284	$49,809

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Balance Sheets

	Unaudited	(A)
	September 30,	June 30,
	2025	2025
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$72,162	$76,520
Restricted cash	122	119
Accounts receivable, net of allowance of - September: $1,816; June: $1,753 and other receivables	44,790	42,525
Finance loans receivable, net of allowance of - September: $6,114; June: $5,244	80,860	74,110
Inventory	18,957	23,551
Total current assets before settlement assets	216,891	216,825
Settlement assets	23,653	27,098
Total current assets	240,544	243,923
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - September: $55,748; June: $55,086 (Note 1)	46,277	44,924
OPERATING LEASE RIGHT-OF-USE	9,876	9,691
EQUITY-ACCOUNTED INVESTMENTS	170	199
GOODWILL	204,979	199,395
INTANGIBLE ASSETS, net of accumulated amortization of - September: $83,286; June: $71,644	134,664	139,215
DEFERRED INCOME TAXES	12,325	12,554
OTHER LONG-TERM ASSETS, including equity securities	4,020	3,809
TOTAL ASSETS	652,855	653,710

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities	12,488	24,469
Accounts payable	19,138	19,867
Other payables	75,026	72,079
Operating lease liability - current	4,258	4,007
Current portion of long-term borrowings	12,581	11,956
Income taxes payable	1,961	1,400
Total current liabilities before settlement obligations	125,452	133,778
Settlement obligations	23,822	26,695
Total current liabilities	149,274	160,473
DEFERRED INCOME TAXES	32,773	33,921
OPERATING LEASE LIABILITY - LONG TERM	6,041	6,129
LONG-TERM BORROWINGS	195,516	188,813
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities	3,029	2,991
TOTAL LIABILITIES	386,633	392,327
REDEEMABLE COMMON STOCK	88,957	88,957

EQUITY
LESAKA EQUITY:
COMMON STOCK
Authorized: 200,000,000 with $0.001 par value;
Issued and outstanding shares, net of treasury: September: 81,463,899; June: 81,249,097	103	103
PREFERRED STOCK
Authorized shares: 50,000,000 with $0.001 par value;
Issued and outstanding shares, net of treasury: September: -; June: -	-	-
ADDITIONAL PAID-IN-CAPITAL	428,811	426,950
TREASURY SHARES, AT COST: September: 29,934,044; June: 29,934,044	(298,523)	(298,523)
ACCUMULATED OTHER COMPREHENSIVE LOSS	(178,462)	(185,664)
RETAINED EARNINGS	218,422	222,719
TOTAL LESAKA EQUITY	170,351	165,585
NON-CONTROLLING INTEREST	6,914	6,841
TOTAL EQUITY	177,265	172,426

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS' EQUITY	$652,855	$653,710

(A) Derived from audited consolidated financial statements.

Note 1: In October 2025, the Company identified that it had understated its June 30, 2025, cost and accumulated depreciation by $6.5 million. The carrying value of property, plant and equipment reported as of June 30, 2025, was not impacted by the misstatement. Accumulated depreciation has been recast to increase the amount from $48,636 to $55,086.

Our unaudited condensed consolidated balance sheets as of September 30, 2025 and June 30, 2025 in ZAR are presented below. Amounts included in these balance sheets have been calculated using the $ amounts per our balance sheets presented in U.S. dollars and converted to ZAR using the exchange rates noted below

LESAKA TECHNOLOGIES, INC.

Unaudited Condensed Consolidated Balance Sheets

	Unaudited		Unaudited
	September 30,		June 30,
	2025		2025
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	R	1,246,252	R	1,358,643
Restricted cash		2,107		2,113
Accounts receivable, net of allowance of - September: R31,363; June: R31,125 and other receivables		773,532		755,048
Finance loans receivable, net of allowance of - September: R105,590; June: R93,109		1,396,468		1,315,853
Inventory		327,391		418,157
Total current assets before settlement assets		3,745,750		3,849,814
Settlement assets		408,492		481,136
Total current assets		4,154,242		4,330,950
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - September: R962,779; June: R978,074 (Note 1)		799,213		797,644
OPERATING LEASE RIGHT-OF-USE		170,560		172,068
EQUITY-ACCOUNTED INVESTMENTS		2,936		3,533
GOODWILL		3,540,028		3,540,338
INTANGIBLE ASSETS, net of accumulated amortization of - September: R1,438,366; June: R1,272,068		2,325,674		2,471,818
DEFERRED INCOME TAXES		212,855		222,901
OTHER LONG-TERM ASSETS, including equity securities		69,426		67,630
TOTAL ASSETS		11,274,934		11,606,882

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities		215,670		434,457
Accounts payable		330,517		352,747
Other payables		1,295,714		1,279,791
Operating lease liability - current		73,537		71,146
Current portion of long-term borrowings		217,276		212,284
Income taxes payable		33,867		24,858
Total current liabilities before settlement obligations		2,166,581		2,375,283
Settlement obligations		411,411		473,980
Total current liabilities		2,577,992		2,849,263
DEFERRED INCOME TAXES		565,996		602,281
OPERATING LEASE LIABILITY - LONG TERM		104,329		108,823
LONG-TERM BORROWINGS		3,376,600		3,352,450
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities		52,311		53,106
TOTAL LIABILITIES		6,677,228		6,965,923

TOTAL EQUITY AND REDEEMABLE COMMON STOCK	R	4,597,706	R	4,640,959

Exchange rate $1: ZAR		17.2702		17.7554

Note 1: In October 2025, the Company identified that it had understated its June 30, 2025, cost and accumulated depreciation by ZAR 114.5 million. The carrying value of property, plant and equipment reported as of June 30, 2025, was not impacted by the misstatement. Accumulated depreciation has been recast to increase the amount from ZAR 863,552 to ZAR 978,074.

Attachment C

Reconciliation of net loss used to calculate loss per share basic and diluted and headline loss per share basic and diluted:

Three months ended September 30, 2025 and 2024

	2025	2024

Net loss (USD'000)	(4,297)	(4,542)
Adjustments:
Net loss on impairment of equity-accounted investment	584	-
Profit on sale of property, plant and equipment	(30)	(27)
Tax effects on above	8	7

Net loss used to calculate headline loss (USD'000)	(3,735)	(4,562)

Weighted average number of shares used to calculate net loss per share basic loss and headline loss per share basic loss ('000)	81,327	64,293

Weighted average number of shares used to calculate net loss per share diluted loss and headline loss per share diluted loss ('000)	81,327	64,293

Headline loss per share:
Basic, in USD	(0.05)	(0.07)
Diluted, in USD	(0.05)	(0.07)

Calculation of the denominator for headline diluted loss per share

	Three months ended September 30,
	2025	2024

Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	81,327	64,293
Denominator for headline diluted loss per share	81,327	64,293

Weighted average number of shares used to calculate headline diluted loss per share represents the denominator for basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of dilutive securities under GAAP. We use this number of fully diluted shares outstanding to calculate headline diluted loss per share because we do not use the two-class method to calculate headline diluted loss per share.